Earnings Per Share	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
Earnings Per Share	Earnings Per Share
Basic earnings per share (“EPS”) amounts are computed by dividing earnings, after the deduction of preferred stock dividends declared, by the average number of common shares outstanding. Diluted EPS amounts assume the issuance of common stock for all potentially dilutive share equivalents outstanding.
The information used to compute basic and diluted EPS attributable to Howmet common shareholders was as follows (shares in millions in the table below):

For the year ended December 31,	2025	2024	2023
Net income attributable to common shareholders	$1,508	$1,155	$765
Less: preferred stock dividends declared	2	2	2
Net income available to Howmet Aerospace common shareholders - basic and diluted	$1,506	$1,153	$763

Average shares outstanding - basic	404	408	412
Effect of dilutive securities:
Stock and performance awards	2	2	4
Average shares outstanding - diluted	406	410	416
Common stock outstanding as of December 31, 2025, 2024, and 2023 was approximately 402 million, 405 million, and 410 million, respectively.
As average shares outstanding are used in the calculation for both basic and diluted EPS, the full impact of share repurchases and issuances was not fully realized in EPS in the period of repurchase or issuance since share activity may occur at varying points during a period.
There were no shares relating to outstanding stock options excluded from the calculation of average shares outstanding - diluted during 2025, 2024, and 2023.